                                                                    EXHIBIT 99.2

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except per share and store data)
                                  (Unaudited)



                                                                 QUARTER ENDED
                                             -------------------------------------------------------      FISCAL
                                              MAY 4,        AUGUST 3,     NOVEMBER 2,    FEBRUARY 1,       2002
                                               2002           2002           2002           2003           TOTAL
                                             ---------      ---------     -----------    -----------     ---------
Net sales:
    Retail                                   $ 129,334      $ 104,157      $ 144,357      $ 154,011      $ 531,859
    Play & Music                                 3,989          3,169          3,339          4,443         14,940
                                             ---------      ---------      ---------      ---------      ---------
                                               133,323        107,326        147,696        158,454        546,799
Cost of goods sold, including buying
   & occupancy expenses                        (76,169)       (66,045)       (86,844)       (87,955)      (317,013)
                                             ---------      ---------      ---------      ---------      ---------
     Gross profit                               57,154         41,281         60,852         70,499        229,786
Selling, general and administrative
   expenses                                    (47,393)       (43,230)       (49,989)       (53,438)      (194,050)
                                             ---------      ---------      ---------      ---------      ---------
     Operating income (loss)                     9,761         (1,949)        10,863         17,061         35,736
Foreign exchange gains (losses), net               342            139            (97)          (210)           174
Interest expense, net                             (201)          (150)          (526)           432           (445)
                                             ---------      ---------      ---------      ---------      ---------
    Income (loss) before income taxes            9,902         (1,960)        10,240         17,283         35,465
Income tax benefit (expense)                    (3,812)           755         (3,943)        (6,654)       (13,654)
                                             ---------      ---------      ---------      ---------      ---------
     Net income (loss)                       $   6,090      ($  1,205)     $   6,297      $  10,629      $  21,811
                                             =========      =========      =========      =========      =========
Net income (loss) per share:
     Basic                                   $    0.21      $   (0.04)     $    0.22      $    0.36      $    0.75
     Diluted                                 $    0.20      $   (0.04)     $    0.21      $    0.35      $    0.71
Weighted average shares outstanding:

     Basic                                      28,796         28,943         29,050         29,179         28,992
     Diluted                                    30,473         28,943         30,702         30,779         30,633
Number of retail stores at end of period           577            571            585            584            584


                                                                QUARTER ENDED
                                             -------------------------------------------------------      FISCAL
                                              MAY 5,        AUGUST 4,     NOVEMBER 3,    FEBRUARY 2,       2001
                                               2001           2001           2001           2002           TOTAL
                                             ---------      ---------     -----------    -----------     ---------
Net sales:
    Retail                                   $ 124,073      $  97,796      $ 133,378      $ 150,722      $ 505,969
    Play & Music                                 3,423          2,960          3,096          4,498         13,977
                                             ---------      ---------      ---------      ---------      ---------
                                               127,496        100,756        136,474        155,220        519,946
Cost of goods sold, including buying
   & occupancy expenses                        (82,678)       (69,538)       (86,835)       (89,050)      (328,101)
                                             ---------      ---------      ---------      ---------      ---------
     Gross profit                               44,818         31,218         49,639         66,170        191,845
Selling, general and administrative
   expenses                                    (44,511)       (42,440)       (45,363)       (48,478)      (180,792)
                                             ---------      ---------      ---------      ---------      ---------
     Operating income (loss)                       307        (11,222)         4,276         17,692         11,053
Foreign exchange gains (losses), net               (83)           (65)           (98)          (186)          (432)
Interest expense, net                             (824)          (628)        (1,261)          (461)        (3,174)
                                             ---------      ---------      ---------      ---------      ---------
    Income (loss) before income taxes             (600)       (11,915)         2,917         17,045          7,447
Income tax benefit (expense)                       231          4,587         (1,123)        (6,562)        (2,867)
                                             ---------      ---------      ---------      ---------      ---------
     Net income (loss)                       $    (369)     $  (7,328)     $   1,794      $  10,483      $   4,580
                                             =========      =========      =========      =========      =========
Net income (loss) per share:
     Basic                                   $   (0.01)     $   (0.26)     $    0.06      $    0.37      $    0.16
     Diluted                                 $   (0.01)     $   (0.26)     $    0.06      $    0.35      $    0.16
Weighted average shares outstanding:

     Basic                                      28,058         28,169         28,433         28,628         28,326
     Diluted                                    28,058         28,169         29,130         30,067         29,377
Number of retail stores at end of period           576            577            581            580            580